SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 17, 1999

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)

     State of New Jersey      1-9120                        22-2625848
    (State or other       (Commission                       (I.R.S. Employer
     jurisdiction of       File Number)                      Identification No.)
     incorporation)

                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 973-430-7000

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
             (Exact name of registrant as specified in its charter)


   State of New Jersey      1-973                          22-1212800
    (State or other       (Commission                     (I.R.S. Employer
     jurisdiction of       File Number)                   Identification No.)
     incorporation)


                          80 Park Plaza, P.O. Box 570
                          Newark, New Jersey 07101-0570
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 973-430-7000

Item 5. Other Events
--------------------

The following information updates certain matters previously reported to the Securities and Exchange Commission under Item 1 - Business and Item 3 - Legal Proceedings of Part I and Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") and Item 8 - Financial Statements and Supplementary Data of Part II of the Annual Reports on Form 10-K for the year ended December 31, 1998 of Public Service Electric and Gas Company ("PSE&G") and of its parent, Public Service Enterprise Group Incorporated ("PSEG").

PSE&G Rate Matters-New Jersey Energy Master Plan Proceedings
------------------------------------------------------------

Reference is made to the press release of PSEG, dated March 17, 1999, a copy of which is attached hereto as Exhibit 99, announcing PSE&G's filing of a proposed stipulation of its pending restructuring case with the New Jersey Board of Public Utilities on March 17, 1999.

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

Exhibit
Designation                  Nature of Exhibit

    99                       PSEG press release dated March 17, 1999

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                  (Registrant)

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                                  (Registrant)



                               By R. EDWIN SELOVER

                -------------------------------------------------

                                R. Edwin Selover
                       Vice President and General Counsel
                  Public Service Enterprise Group Incorporated

                    Senior Vice President and General Counsel
                     Public Service Electric and Gas Company



Date:  March 18, 1999